UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021

Procore Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40396	73-1636261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6309 Carpinteria Avenue Carpinteria, California	93013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 477-6267

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PCOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On September 20, 2021, Procore Technologies, Inc., a Delaware corporation (“Procore”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Procore, Lucky Strike Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Procore (“Merger Sub”), Express Lien, Inc. (d/b/a Levelset), a Delaware corporation (“Levelset”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely as the representative, agent and attorney-in-fact of the Company Indemnitors (as defined in the Merger Agreement), pursuant to which Merger Sub will merge with and into Levelset, with Levelset continuing as the surviving company and as a wholly-owned subsidiary of Procore (the “Merger”). Levelset is a software company that enables contractors and suppliers to efficiently manage their lien rights on construction projects, simplifying complex compliance workflows and payment processes for the industry.

Subject to the terms and conditions of the Merger Agreement, Procore has agreed to acquire Levelset for a purchase price of approximately $500 million, which will consist of approximately $425 million in cash, subject to customary adjustments for working capital, transaction expenses, cash and indebtedness, and approximately $75 million in Procore common stock (the “Shares”). The number of Shares issued in the transaction will be determined based on the volume-weighted average trading price of a share of Procore common stock as measured over thirty consecutive trading days on the New York Stock Exchange immediately prior to the consummation of the Merger. If the consummation of the Merger had occurred on September 20, 2021, the total number of Shares issued in the Merger would be equal to approximately 820,223. The Shares may be, subject to the terms and conditions of the Merger Agreement, issued to former interest holders of Levelset that are accredited investors. Any former interest holders of Levelset that are not accredited investors will receive cash in lieu of any Shares that would have otherwise been issuable to such holder.

The Merger Agreement contains customary representations, warranties, covenants and agreements of Levelset and Procore. The closing of the transactions contemplated by the Merger Agreement is anticipated to occur in the fourth quarter of this year and is subject to customary closing conditions, including, without limitation, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger Agreement also provides customary termination rights to each of the parties and customary indemnification rights to Procore.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K, including the issuance of the Shares, is hereby incorporated by reference into this Item 3.02. The Shares will be issued pursuant to the exemption from the registration requirements provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions by an issuer not involving any public offering. Accordingly, the offer and sale of the Shares pursuant to the Merger Agreement have not been registered under the Securities Act, and the Shares may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Item 7.01	Regulation FD Disclosure.

On September 22, 2021, Procore issued a press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including any exhibit hereto, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about Procore and its industry that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this Current Report on Form 8-K, are forward-looking statements of Procore’s future operating results and financial position, its business strategy and plans, market growth and trends, and objectives for future operations. Forward-looking statements generally relate to future events or Procore’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions that concern Procore’s expectations, strategy, plans or intentions. Important risks and uncertainties that could cause Procore’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks associated with (a) the possibility that the closing conditions to the transaction with Levelset may not be satisfied or waived in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant a regulatory approval, (b) the failure to complete or receive the anticipated benefits from the transaction, including due to Procore’s inability to successfully integrate Levelset into its business, (c) diverting management attention from ongoing business operations, (d) the commencement or outcome of any legal proceedings that may be instituted against Procore or Levelset in connection with the proposed transaction and (e) the effects of the transaction on the combined business, including on operating costs, customer loss and business disruption; (ii) changes in laws and regulations applicable to Procore’s or Levelset’s business model; (iii) changes in market or industry conditions, regulatory environment and receptivity to Procore’s or Levelset’s technology and services; (iv) results of litigation or a security incident; (v) the loss of one or more of Procore’s or Levelset’s key customers or partners; (vi) the impact of COVID-19 on Procore’s or Levelset’s business and results of operations; (vii) changes to Procore’s or Levelset’s abilities to recruit and retain qualified team members; and (viii) the risks described in the other filings Procore makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Procore’s Final Prospectus dated May 19, 2021 and its Quarterly Report on Form 10-Q, which should be read in conjunction with its financial results and forward-looking statements. Moreover, Procore operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for Procore to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

All forward-looking statements made in this Current Report on Form 8-K or any exhibit hereto relate only to events as of the date on which the statements are made. Procore undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K or any exhibit hereto to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. Procore may not actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. Procore’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit Number	Description

99.1	Procore Technologies, Inc. Press Release, dated as of September 22, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Procore Technologies, Inc.

Dated: September 22, 2021	By:	/s/ Benjamin C. Singer
Benjamin C. Singer Chief Legal Officer and Corporate Secretary